Exhibit 4.88

THIS CERTIFIES THAT

is the owner of

CUSIP

DATED

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Realogy Holdings Corp. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of

Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the

Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This

Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

COMMON STOCK

PAR VALUE $0.01

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA AND NEW YORK, NY

SEE REVERSE FOR CERTAIN DEFINITIONS

Certificate

Number

Shares

.

Realogy Holdings Corp.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Chairman of the Board, Chief Executive Officer

and President

Executive Vice President, General Counsel

and Corporate Secretary

By

AUTHORIZED SIGNATURE

016570| 003590|127C|RESTRICTED||4|057-423

25756Q 10 5

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***ZERO HUNDRED THOUSAND

ZERO HUNDRED AND ZERO***

MR. SAMPLE & MRS. SAMPLE &

MR. SAMPLE & MRS. SAMPLE

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Certificate Numbers

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

Total Transaction

Num/No.

123456

Denom.

123456

Total

1234567

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

PO BOX 43004, Providence, RI 02940-3004

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have

processed as requested. If you did not specify a cost basis

calculation method, we have defaulted to the first in, first out

(FIFO) method. Please visit our website or consult your tax

advisor if you need additional information about cost basis.

If you do not keep in contact with us or do not have any

activity in your account for the time periods specified by state law, your property could become subject to state unclaimed

property laws and transferred to the appropriate state.

For value received, ____________________________hereby sell, assign and transfer unto

Shares

Attorney

Dated: __________________________________________20__________________

Signature: ____________________________________________________________

Signature: ____________________________________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,

without alteration or enlargement, or any change whatever.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

.

Realogy Holdings Corp.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,

PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE

QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND

LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND

THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE

VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER

AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL

REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT

MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,

Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ............................................Custodian .................................................

(Cust) (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act.........................................................

(State)

JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - .............................................Custodian (until age ................................)

and not as tenants in common (Cust)

.............................under Uniform Transfers to Minors Act ....................

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

Security instructions

This is watermarked paper do not accept without nothing watermark hold to light to verify watermark